UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number: 811-07704
Schwab Capital Trust
(Exact name of registrant as specified in charter)
211 Main Street, San Francisco, California 94105
(Address of principal executive offices) (Zip code)
Marie Chandoha
Schwab Capital Trust
211 Main Street, San Francisco, California 94105
(Name and address of agent for service)
Registrant’s telephone number, including area code: (415) 636-7000
Date of fiscal year end: December 31
Date of reporting period: December 31, 2013

Item 1: Report(s) to Shareholders.

Annual report dated December 31, 2013, enclosed.

Schwab ® Monthly Income Funds

Schwab® Monthly Income Fund -
Moderate Payout

Schwab® Monthly Income Fund -
Enhanced Payout

Schwab® Monthly Income Fund -
Maximum Payout

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This wrapper is not part of the shareholder report.

Schwab ® Monthly Income Funds

Annual Report
December 31, 2013

Schwab® Monthly Income Fund -
Moderate Payout

Schwab® Monthly Income Fund -
Enhanced Payout

Schwab® Monthly Income Fund -
Maximum Payout

This page is intentionally left blank.

Schwab® Monthly Income Funds

In This Report

Fund investment adviser: Charles Schwab Investment Management, Inc. (CSIM).
Distributor: Charles Schwab & Co., Inc. (Schwab).

Performance at a Glance

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

Total Return for the 12 Months Ended December 31, 2013

Schwab® Monthly Income Fund – Moderate Payout (Ticker Symbol: SWJRX)	9.10%

Moderate Payout Composite Index	10.55%
Fund Category: Morningstar Retirement Income	7.36%

Performance Details	pages 8-9

Schwab® Monthly Income Fund – Enhanced Payout (Ticker Symbol: SWKRX)	5.31%

Enhanced Payout Composite Index	6.29%
Fund Category: Morningstar Retirement Income	7.36%

Performance Details	pages 10-11

Schwab® Monthly Income Fund – Maximum Payout (Ticker Symbol: SWLRX)	1.66%

Maximum Payout Composite Index	2.17%
Fund Category: Morningstar Retirement Income	7.36%

Performance Details	pages 12-13

Minimum Initial Investment[1]	$100

All fund and index figures on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly.

For index definitions, please see the Glossary.

Fund expenses have been absorbed by CSIM and its affiliates. Without these reductions, the funds’ returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.

[1]	Please see prospectus for further detail and eligibility requirements.

4 Schwab® Monthly Income Funds

From the President

Marie Chandoha is President and CEO of Charles Schwab Investment Management, Inc. and the funds covered in this report.

Dear Shareholder,

As President and CEO of Charles Schwab Investment Management, Inc., I’d like to thank you for trusting us to help you meet your investment goals, and for reading this annual report concerning the Schwab Monthly Income Funds. These three funds are part of our line-up of core investment products and are designed to provide shareholders with current income, while investment appreciation is a secondary objective. Each fund has different asset allocation guidelines and targeted annual payouts, and invests in a combination of Schwab Funds and Laudus Funds.

Turning to the 12-month reporting period ended December 31, 2013, the funds generated distribution yields that reflected the low interest rate environment, while providing positive returns that underperformed their comparative indices. Generally negative returns by bonds and extremely low yields represented key challenges for the Schwab Monthly Income Funds, which invest in fixed income funds to help generate income. Policies by many central banks around the world to stimulate economic growth by keeping interest rates low produced low yields on bonds, while supporting stocks by making financing more affordable. Meanwhile, U.S. stocks generated some of their best calendar-year performances in more than a decade, while stocks in developed overseas markets performed well.

Late in the year, signs of improvement in the U.S. housing market and other sectors of the economy led the Federal Reserve to announce plans to begin “tapering” some of its stimulative policies in 2014. In anticipation of this

 Asset Class Performance Comparison % returns during the 12 months ended 12/31/2013

This graph compares the performance of various asset classes during the report period. Final performance figures for the period are in the key below.

32.39%	S&P 500® Index: measures U.S. large-cap stocks

38.82%	Russell 2000® Index: measures U.S. small-cap stocks

22.78%	MSCI EAFE® Index (Net): measures (in U.S. dollars) large-cap stocks in Europe, Australasia and the Far East

−2.02%	Barclays U.S. Aggregate Bond Index: measures the U.S. bond market

0.05%	Three-Month U.S. Treasury Bills (T-bills): measures short-term U.S. Treasury obligations

These figures assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged and you cannot invest in them directly. Remember that past performance is not an indication of future results.

Data source: Index provider websites and CSIM.

Nothing in this report represents a recommendation of a security by the investment adviser.

Management views and portfolio holdings may have changed since the report date.

Schwab Monthly Income Funds 5

From the President continued

Turning to the 12-month reporting period ended December 31, 2013, the funds generated payout yields that reflected the low interest rate environment, while providing positive returns that underperformed their comparative indices.

announcement, bond yields increased, while stock market volatility temporarily rose. In addition, dividend-paying stocks in sectors such as Telecommunication Services, Consumer Staples, and Utilities that had performed well early in the year began to underperform. Although the S&P 500 Index overcame these obstacles to return 32.4% for the reporting period, U.S. bonds generally faced losses, with the Barclays U.S. Aggregate Bond Index returning -2.0%.

For details about how the Schwab Monthly Income Funds performed, please continue reading this report. In addition, you can find answers to frequently asked questions and further details about these products by visiting www.schwabfunds.com, or by contacting us at 1-800-435-4000.

Sincerely,

6 Schwab Monthly Income Funds

Fund Management

Zifan Tang, CFA, Managing Director and Head of Asset Allocation Strategies, leads the portfolio management team and has overall responsibility for all aspects of the management of the funds. Prior to joining CSIM in 2012, Ms. Tang was a product manager at Thomson Reuters and, from 1997 to 2009, worked as a portfolio manager at Barclays Global Investors, which was subsequently acquired by BlackRock.

Schwab Monthly Income Funds 7

Schwab® Monthly Income Fund – Moderate Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds primarily invest in a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s target asset allocation, with returns reflecting the combined performance and respective weightings of the underlying investments.

The Schwab Monthly Income Fund—Moderate Payout (the fund) is designed to offer investors a targeted annual payout of 3% to 4%* and an increase in capital over the long term. However, during a low interest rate environment (such as the one experienced during the reporting period), the fund’s anticipated annual payout is generally expected to be 1% to 3%. The fund uses the internally calculated, custom-blended Moderate Payout Composite Index (the composite index) as a performance gauge. Effective April 1, 2013, the composite index comprised a 28.5% weighting in the S&P 500 Index, 11.9% in the MSCI EAFE Index (Net), 7.1% in the FTSE EPRA/NAREIT Global Index (Net), 30.3% in the Barclays U.S. Aggregate Bond Index, 20.2% in the Barclays U.S. Aggregate Intermediate Bond Index, and 2.0% in the Barclays U.S. Treasury Bills: 1–3 Months. Prior to April 1, 2013, the composite index comprised a 60% weighting in the Barclays U.S. Aggregate Bond Index and a 40% weighting in the S&P 500 Index.

The fund’s distribution yield (payout) was 1.91% for the year ended December 31, 2013, generally in line with the investment adviser’s expectations in the low interest rate environment. For the 12-month reporting period, the fund’s total return was 9.10%, while the composite index returned 10.55%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. U.S. equity markets were strongest, with the large-cap S&P 500 Index returning 32.4%. U.S. small-caps fared even better, with the Russell 2000 Index returning 38.8%. Among U.S. large-caps, value and growth performed similarly, but among U.S. small-caps, growth solidly outperformed value. Internationally, developed markets were also quite strong, with the MSCI EAFE Index (Net) returning 22.8%. Emerging markets, however, struggled, with the MSCI Emerging Markets Index (Net) returning –2.6%. The U.S. bond market was particularly weak, with the Barclays U.S. Aggregate Bond Index returning –2.0%. Among bonds, Treasury Inflation-Protected Securities (TIPS) struggled the most, with the Barclays U.S. TIPS Index returning –8.6%. Yields on Treasuries rose overall in 2013, with the yield on the 10-year Treasury reaching approximately 3% for the first time since mid-2011.

Positioning and Strategies. In April, with the goal of seeking higher yields in the ongoing low-interest-rate environment, the composition of the fund was modified. The fund’s exposure to equities—in particular, dividend-paying equities, was increased and its exposure to fixed income was decreased. Although the Fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.

Although the fund’s equity exposures all generated positive returns for the reporting period, three of the fund’s four equity positions underperformed the 27.5% return of the blended equity portion of the composite index, detracting from relative performance. The fund’s position in the Schwab Global Real Estate Fund was its weakest equity position, returning just 0.8% and detracting the most from the fund’s performance compared with the composite index. The top contributor to total return was the Schwab Dividend Equity Fund—the fund’s largest position—which returned 31.5%, also contributing positively to relative performance.

Reflecting the bond market’s weakness for the year, three of the fund’s four fixed income positions generated negative returns for the reporting period, and two underperformed the blended fixed income portion of the composite index, which returned –1.7%. The weakest performer was Laudus Mondrian International Fixed Income Fund (this position was liquidated before the end of the reporting period), which returned –7.6%, dampening the fund’s absolute and relative performance. The fund’s position in the Schwab Intermediate-Term Bond Fund, which returned –1.1%, outperformed the blended fixed income portion of the composite index, however, contributing positively to the fund’s relative return.

As of 12/31/13:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	39%
Distribution Yield	1.91%

 Asset Class Weightings % of Investments1

Fixed-Income Funds – Intermediate-Term Bond	49.4%
Equity Funds – Large-Cap	29.2%
Equity Funds – International	12.1%
Equity Funds – Global Real Estate	7.1%
Money Market Funds	2.2%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Dividend Equity Fund	29.3%
Schwab Total Bond Market Fund	28.8%
Schwab Intermediate-Term Bond Fund	20.7%
Laudus International MarketMasters Fund, Select Shares	12.1%
Schwab Global Real Estate Fund	7.1%
Total	98.0%

Portfolio holdings may have changed since the report date.

The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. The fund’s anticipated annual payout during a low interest rate environment is expected to be 1% to 3%, and, during a high interest rate environment, is expected to be 3% to 6%. For more information about payouts, please see the fund’s prospectus.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

8 Schwab® Monthly Income Funds

 Schwab® Monthly Income Fund – Moderate Payout

Performance and Fund Facts as of 12/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 28, 2008 – December 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab® Monthly Income Fund – Moderate Payout (3/28/08)	9.10%	9.33%	5.23%
Moderate Payout Composite Index	10.55%	9.97%	6.38%
S&P 500® Index	32.39%	17.94%	8.31%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.46%
Fund Category: Morningstar Retirement Income	7.36%	9.80%	4.83%

Fund Expense Ratios3: Net 0.67%; Gross 1.11%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.67%. Net Expense: Expenses reduced by a contractual fee waiver in effect for so long as CSIM serves as adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section of the financial statements.

Schwab® Monthly Income Funds 9

Schwab® Monthly Income Fund – Enhanced Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds primarily invest in a fund-of-funds structure that involves holding equity, fixed income, and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they may buy individual securities and unaffiliated funds to accomplish these objectives. Holdings are based on each fund’s target asset allocations, with returns reflecting the combined performance and respective weightings of the underlying investments.

The Schwab Monthly Income Fund—Enhanced Payout (the fund) is designed to offer investors a targeted annual payout of 4% to 5%* and an increase in capital over the long term. However, during a low interest rate environment (such as the one experienced during the reporting period), the fund’s anticipated annual payout is generally expected to be 1% to 4%. The fund uses the internally calculated Enhanced Payout Composite Index (the composite index) as a performance gauge. Effective April 1, 2013, the composite index comprised a 19.5% weighting in the S&P 500 Index, 8.1% in the MSCI EAFE Index (Net), 4.9% in the FTSE EPRA/NAREIT Global Index (Net), 39.3% in the Barclays U.S. Aggregate Bond Index, 26.2% in the Barclays U.S. Aggregate Intermediate Bond Index, and 2.0% in the Barclays U.S. Treasury Bills: 1–3 Months. Prior to April 1, 2013, the composite index comprised a 75% weighting in the Barclays U.S. Aggregate Bond Index and a 25% weighting in the S&P 500 Index.

The fund’s distribution yield (payout) was 1.96% for the year ended December 31, 2013, generally in line with the investment adviser’s expectations in the low interest rate environment. For the 12-month reporting period, the fund’s total return was 5.31%, with the composite index returning 6.29%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. U.S. equity markets were strongest, with the large-cap S&P 500 Index returning 32.4%. U.S. small-caps fared even better, with the Russell 2000 Index returning 38.8%. Among U.S. large-caps, value and growth performed similarly, but among U.S. small-caps, growth solidly outperformed value. Internationally, developed markets were also quite strong, with the MSCI EAFE Index (Net) returning 22.8%. Emerging markets, however, struggled, with the MSCI Emerging Markets Index (Net) returning –2.6%. The U.S. bond market was particularly weak, with the Barclays U.S. Aggregate Bond Index returning –2.0%. Among bonds, Treasury Inflation-Protected Securities (TIPS) struggled the most, with the Barclays U.S. TIPS Index returning –8.6%. Yields on Treasuries rose overall in 2013, with the yield on the 10-year Treasury reaching approximately 3% for the first time since mid-2011.

Positioning and Strategies. In April, with the goal of seeking higher yields in the ongoing low-interest-rate environment, the composition of the fund was modified. The fund’s exposure to equities—in particular, dividend-paying equities, was increased and its exposure to fixed income was decreased. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.

Although the fund’s equity exposures all generated positive returns for the reporting period, three of the fund’s four equity positions underperformed the 27.5% return of the blended equity portion of the composite index, detracting from relative performance. The fund’s position in the Schwab Global Real Estate Fund was its weakest equity position, returning just 0.8%, and detracting the most from the fund’s performance compared with the composite index. The top contributor to total return was the Schwab Dividend Equity Fund—the fund’s largest equity position—which returned 31.5%, also contributing positively to relative performance.

Reflecting the bond market’s weakness for the year, three of the fund’s four fixed income positions generated negative returns for the reporting period, and three underperformed the blended fixed income portion of the composite index, which returned –1.7%. The weakest performer was Laudus Mondrian International Fixed Income Fund (this position was liquidated before the end of the reporting period), which returned –7.6%, dampening the fund’s absolute and relative performance. The fund’s position in the Schwab Intermediate-Term Bond Fund, which returned –1.1%, outperformed the blended fixed income portion of the composite index, however, contributing positively to the fund’s relative return.

As of 12/31/13:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	42%
Distribution Yield	1.96%

 Asset Class Weightings % of Investments1

Fixed-Income Funds – Intermediate-Term Bond	64.5%
Equity Funds – Large-Cap	20.3%
Equity Funds – International	8.3%
Equity Funds – Global Real Estate	4.9%
Money Market Funds	2.0%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Total Bond Market Fund	37.8%
Schwab Intermediate-Term Bond Fund	26.7%
Schwab Dividend Equity Fund	20.2%
Laudus International MarketMasters Fund, Select Shares	8.3%
Schwab Global Real Estate Fund	4.9%
Total	97.9%

Portfolio holdings may have changed since the report date.

The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. The fund’s anticipated annual payout during a low interest rate environment is expected to be 1% to 4%, and, during a high interest rate environment, is expected to be 4% to 7%. For more information about payouts, please see the fund’s prospectus.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

10 Schwab® Monthly Income Funds

 Schwab® Monthly Income Fund – Enhanced Payout

Performance and Fund Facts as of 12/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 28, 2008 – December 31, 2013
Performance of Hypothetical
$10,000 Investment1,3

 Average Annual Total Returns1,2,3

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab® Monthly Income Fund – Enhanced Payout (3/28/08)	5.31%	7.56%	4.69%
Enhanced Payout Composite Index	6.29%	8.04%	5.82%
S&P 500® Index	32.39%	17.94%	8.31%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.46%
Fund Category: Morningstar Retirement Income	7.36%	9.80%	4.83%

Fund Expense Ratios4: Net 0.57%; Gross 0.75%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	On June 16, 2009, the Schwab Retirement Income Fund merged into the fund.
[4]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.57%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab® Monthly Income Funds 11

Schwab® Monthly Income Fund – Maximum Payout

The Schwab Monthly Income Funds (the funds) seek to provide current income, with capital appreciation as a secondary investment objective. The funds primarily invest in a fund-of-funds structure that involves holding equity, fixed income and money market funds selected from within the Schwab Funds and Laudus Funds complex, but they may buy individual securities and unaffiliated funds to accomplish these objectives. Fund holdings are based on each fund’s target asset allocations, with returns reflecting the combined performance and respective weightings of the underlying investments.

The Schwab Monthly Income Fund—Maximum Payout (the fund) is designed to offer investors a targeted annual payout of 5% to 6%* and an increase in capital over the long term. However, during a low interest rate environment (such as the one experienced during the reporting period), the fund’s anticipated annual payout is generally expected to be 1% to 5%. The fund uses the internally calculated Maximum Payout Composite Index (the composite index) as a performance gauge. Effective April 1, 2013, the composite index comprised a 10.5% weighting in the S&P 500 Index, 4.4% in the MSCI EAFE Index (Net), 2.6% in the FTSE EPRA/NAREIT Global Index (Net), 48.3% in the Barclays U.S. Aggregate Bond Index, 32.2% in the Barclays U.S. Aggregate Intermediate Bond Index, and 2.0% in the Barclays U.S. Treasury Bills: 1–3 Months. Prior to April 1, 2013, the composite index comprised a 90% weighting in the Barclays U.S. Aggregate Bond Index and a 10% weighting the S&P 500 Index.

The fund’s distribution yield (payout) was 1.98% for the year ended December 31, 2013, generally in line with the investment adviser’s expectations in the low interest rate environment. For the 12-month reporting period, the fund’s total return was 1.66%, with the composite index returning 2.17%.

Market Highlights. Stocks enjoyed strong gains during the 12-month reporting period, buoyed by some signs of economic improvement in various parts of the globe combined with low interest rates. U.S. equity markets were strongest, with the large-cap S&P 500 Index returning 32.4%. U.S. small-caps fared even better, with the Russell 2000 Index returning 38.8%. Among U.S. large-caps, value and growth performed similarly, but among U.S. small-caps, growth solidly outperformed value. Internationally, developed markets were also quite strong, with the MSCI EAFE Index (Net) returning 22.8%. Emerging markets, however, struggled, with the MSCI Emerging Markets Index (Net) returning –2.6%. The U.S. bond market was particularly weak, with the Barclays U.S. Aggregate Bond Index returning –2.0%. Among bonds, Treasury Inflation-Protected Securities (TIPS) struggled the most, with the Barclays U.S. TIPS Index returning –8.6%. Yields on Treasuries rose overall in 2013, with the yield on the 10-year Treasury reaching approximately 3% for the first time since mid-2011.

Positioning and Strategies. In April, with the goal of seeking higher yields in the ongoing low-interest-rate environment, the composition of the fund was modified. The fund’s exposure to equities—in particular, dividend-paying equities, was increased and its exposure to fixed income was decreased. Although the fund’s allocations to equities and fixed income vary within certain established parameters, they were broadly aligned with those of the composite index.

Reflecting the bond market’s weakness for the year, the fund’s fixed income positions detracted from its performance relative to the composite index. Three of the fund’s four fixed income positions generated negative returns for the reporting period, and two underperformed the blended fixed income portion of the composite index, which returned –1.7%. The weakest performer was Laudus Mondrian International Fixed Income Fund (this position was liquidated before the end of the reporting period), which returned –7.6%, dampening the fund’s absolute and relative performance. The fund’s position in the Schwab Intermediate-Term Bond Fund, which returned –1.1%, outperformed the blended fixed income portion of the composite index, however, contributing positively to the fund’s relative return.

Although the fund’s equity exposures all generated positive returns for the reporting period, two of the fund’s three equity positions underperformed the 27.5% return of the blended equity portion of the composite index, detracting from relative performance. The fund’s position in the Schwab Global Real Estate Fund was its weakest equity position, returning just 0.8% and detracting the most from the fund’s performance compared with the composite index. The top contributor to total return was the Schwab Dividend Equity Fund—the fund’s largest equity position—which returned 31.5%, also contributing positively to relative performance.

As of 12/31/13:

 Statistics

Number of Holdings	6
Portfolio Turnover Rate	46%
Distribution Yield	1.98%

 Asset Class Weightings % of Investments1

Fixed-Income Funds – Intermediate-Term Bond	79.4%
Equity Funds – Large-Cap	11.3%
Equity Funds – International	4.6%
Equity Funds – Global Real Estate	2.6%
Money Market Funds	2.1%
Total	100.0%

 Top Holdings % of Net Assets2,3

Schwab Total Bond Market Fund	46.8%
Schwab Intermediate-Term Bond Fund	32.7%
Schwab Dividend Equity Fund	11.3%
Laudus International MarketMasters Fund, Select Shares	4.6%
Schwab Global Real Estate Fund	2.6%
Total	98.0%

Portfolio holdings may have changed since the report date.

The Laudus MarketMasters Funds are part of Schwab Capital Trust and distributed by Charles Schwab & Co., Inc.

*	The fund’s actual annual payout could be higher or lower than the targeted annual payout based on the interest rate environment and other market factors occurring during that year. The fund’s anticipated annual payout during a low interest rate environment is expected to be 1% to 5%, and, during a high interest rate environment, is expected to be 5% to 8%. For more information about payouts, please see the fund’s prospectus.
[1]	The fund intends to invest in a combination of the underlying funds; however, the fund may also invest directly in equity and fixed income securities, exchange traded funds, cash equivalents, including money market securities, and futures.
[2]	This list is not a recommendation of any security by the investment adviser.
[3]	The holdings listed exclude any temporary liquidity investments.

12 Schwab® Monthly Income Funds

 Schwab® Monthly Income Fund – Maximum Payout

Performance and Fund Facts as of 12/31/13

The performance data quoted represents past performance. Past performance does not guarantee future results. Investment returns and principal value will fluctuate so that an investor’s shares may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. To obtain performance information current to the most recent month end, please visit www.schwabfunds.com/prospectus.

March 28, 2008 – December 31, 2013
Performance of Hypothetical
$10,000 Investment1

 Average Annual Total Returns1,2

Fund and Inception Date	1 Year	5 Years	Since Inception

Fund: Schwab® Monthly Income Fund – Maximum Payout (3/28/08)	1.66%	5.33%	3.71%
Maximum Payout Composite Index	2.17%	6.08%	5.20%
S&P 500® Index	32.39%	17.94%	8.31%
Barclays U.S. Aggregate Bond Index	-2.02%	4.44%	4.46%
Fund Category: Morningstar Retirement Income	7.36%	9.80%	4.83%

Fund Expense Ratios3: Net 0.46%; Gross 0.65%

All total returns on this page assume dividends and distributions were reinvested. Index figures do not include trading and management costs, which would lower performance. Indices are unmanaged, and you cannot invest in them directly. Performance results less than one year are not annualized.

For index definitions, please see the Glossary.

[1]	The fund’s routine expenses have been absorbed by CSIM and its affiliates. Without these reductions, the fund’s returns would have been lower. These returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
[2]	Source for category information: Morningstar, Inc. The Morningstar Category return represents all active and index mutual funds within the category as of the report date.
[3]	As stated in the prospectus. Includes expenses of the underlying funds in which the fund invests. The annualized weighted average expense ratio of the underlying funds was 0.46%. Net Expense: Expenses reduced by a contractual fee waiver for so long as CSIM serves as the adviser to the fund. Gross Expense: Does not reflect the effect of contractual fee waivers. For actual ratios during the period, refer to the financial highlights section in the financial statements.

Schwab® Monthly Income Funds 13

Fund Expenses (Unaudited)

 Examples for a $1,000 Investment

As a fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees; and (2) ongoing costs, including management fees, transfer agent and shareholder services fees, and other fund expenses.

The expense examples below are intended to help you understand your ongoing cost (in dollars) of investing in a fund and to compare this cost with the ongoing cost of investing in other mutual funds. These examples are based on an investment of $1,000 invested for six months beginning July 1, 2013 and held through December 31, 2013.

Actual Return lines in the table below provide information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number given for your fund under the heading entitled “Expenses Paid During Period.”

Hypothetical Return lines in the table below provide information about hypothetical account values and hypothetical expenses based on a fund’s actual expense ratio and an assumed return of 5% per year before expenses. Because the return used is not an actual return, it may not be used to estimate the actual ending account value or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in a fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as redemption fees. Therefore, the hypothetical return lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Ending
		Beginning	Account Value	Expenses Paid
	Expense Ratio[1]	Account Value	(Net of Expenses)	During Period[2]
	(Annualized)	at 7/1/13	at 12/31/13	7/1/13–12/31/13

Schwab® Monthly Income Fund - Moderate Payout
Actual Return	0.00%	$1,000.00	$1,064.70	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab® Monthly Income Fund - Enhanced Payout
Actual Return	0.00%	$1,000.00	$1,046.10	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

Schwab® Monthly Income Fund - Maximum Payout
Actual Return	0.00%	$1,000.00	$1,027.30	$0.00
Hypothetical 5% Return	0.00%	$1,000.00	$1,025.21	$0.00

[1]	Based on the most recent six-month expense ratio; may differ from the expense ratio provided in the Financial Highlights which covers a 12-month period. The expenses incurred by the underlying funds in which the funds invest are not included in this ratio.
[2]	Expenses for each fund are equal to its annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days of the period, and divided by the 365 days of the fiscal year.

14 Schwab Monthly Income Funds

Schwab® Monthly Income Fund - Moderate Payout

Financial Statements

Financial Highlights

	1/1/13–	1/1/12–	1/1/11–	1/1/10–	1/1/09–
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.52	9.92	9.87	9.22	8.32

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.24	0.23	0.29	0.37
Net realized and unrealized gains (losses)	0.74	0.63	0.06	0.65	0.91

Total from investment operations	0.95	0.87	0.29	0.94	1.28
Less distributions:
Distributions from net investment income	(0.21)	(0.27)	(0.24)	(0.29)	(0.38)
Distributions from net realized gains	(0.12)	—	—	—	—

Total distributions	(0.33)	(0.27)	(0.24)	(0.29)	(0.38)

Net asset value at end of period	11.14	10.52	9.92	9.87	9.22

Total return (%)	9.10	8.86	2.97	10.35	15.76

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	—	0.00 [2]	0.00 [2]	0.00 [2]
Gross operating expenses[1]	0.30	0.44	0.46	0.53	0.92
Net investment income (loss)	2.02	2.38	2.30	3.08	4.57
Portfolio turnover rate	39	10	25	13	12
Net assets, end of period ($ x 1,000,000)	47	31	22	20	14

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%.

See financial notes 15

 Schwab Monthly Income Fund - Moderate Payout

Portfolio Holdings as of December 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

100.2%	Other Investment Companies	43,336,683	47,043,900

100.2%	Total Investments	43,336,683	47,043,900
(0.2%)	Other Assets and Liabilities, Net		(93,015)

100.0%	Net Assets		46,950,885

	Number	Value
Security	of Shares	($)

Other Investment Companies 100.2% of net assets

Equity Funds 48.5%

Global Real Estate 7.1%
Schwab Global Real Estate Fund (a)	512,194	3,349,747

International 12.1%
Laudus International MarketMasters Fund, Select Shares (a)	236,576	5,670,729

Large-Cap 29.3%
Schwab Dividend Equity Fund (a)	772,998	13,728,440

		22,748,916

Fixed-Income Funds 49.5%

Intermediate-Term Bond 49.5%
Schwab Intermediate-Term Bond Fund (a)	964,911	9,726,305
Schwab Total Bond Market Fund (a)	1,461,864	13,522,240

		23,248,545

Money Market Fund 2.2%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (b)	1,046,439	1,046,439

Total Other Investment Companies
(Cost $43,336,683)		47,043,900

End of Investments.

At 12/31/13 the tax basis cost of the fund’s investments was $43,888,644 and the unrealized appreciation and depreciation were $3,438,233 and ($282,977), respectively, with a net unrealized appreciation of $3,155,256.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$47,043,900	$—	$—	$47,043,900

Total	$47,043,900	$—	$—	$47,043,900

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

16 See financial notes

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Assets and Liabilities
As of December 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $42,290,244)		$45,997,461
Investments in unaffiliated issuers, at value (cost $1,046,439)	+	1,046,439

Total investments, at value (cost $43,336,683)		47,043,900
Receivables:
Investments sold		80,000
Fund shares sold		95,392
Dividends		51,258
Due from investment adviser		733
Prepaid expenses	+	463

Total assets		47,271,746

Liabilities

Payables:
Investments bought		250,000
Fund shares redeemed		36,641
Accrued expenses	+	34,220

Total liabilities		320,861

Net Assets

Total assets		47,271,746
Total liabilities	−	320,861

Net assets		$46,950,885

Net Assets by Source
Capital received from investors		42,821,398
Net investment income not yet distributed		19,288
Net realized capital gains		402,982
Net unrealized capital appreciation		3,707,217

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$46,950,885		4,214,381		$11.14

See financial notes 17

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Operations
For the period January 1, 2013 through December 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$811,095
Interest	+	47

Total investment income		811,142

Expenses

Professional fees		39,824
Transfer agent fees		20,832
Portfolio accounting fees		18,121
Registration fees		17,173
Shareholder reports		13,610
Independent trustees’ fees		5,656
Custodian fees		2,951
Other expenses	+	1,469

Total expenses		119,636
Expense reduction by CSIM	−	119,636

Net expenses	−	—

Net investment income		811,142

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		876,985
Net realized gains on sales of affiliated underlying funds		584,787

Net realized gains		1,461,772
Net change in unrealized appreciation on affiliated underlying funds	+	1,153,307

Net realized and unrealized gains		2,615,079

Increase in net assets resulting from operations		$3,426,221

18 See financial notes

 Schwab Monthly Income Fund - Moderate Payout

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/13-12/31/13			1/1/12-12/31/12
Net investment income		$811,142	$634,322
Net realized gains		1,461,772	105,084
Net change in unrealized appreciation	+	1,153,307	1,432,150

Increase in net assets from operations		3,426,221	2,171,556

Distributions to Shareholders

Distributions from net investment income		(799,270)	(730,128)
Distributions from net realized gains	+	(484,758)	—

Total distributions		($1,284,028)	($730,128)

Transactions in Fund Shares

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,133,072	$23,271,860	1,465,167	$15,162,208
Shares reinvested		76,448	842,359	42,425	441,347
Shares redeemed	+	(946,897)	(10,367,872)	(738,183)	(7,635,180)

Net transactions in fund shares		1,262,623	$13,746,347	769,409	$7,968,375

Shares Outstanding and Net Assets

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		2,951,758	$31,062,345	2,182,349	$21,652,542
Total increase	+	1,262,623	15,888,540	769,409	9,409,803

End of period		4,214,381	$46,950,885	2,951,758	$31,062,345

Net investment income not yet distributed			$19,288		$7,416

See financial notes 19

Schwab® Monthly Income Fund - Enhanced Payout

Financial Statements

Financial Highlights

	1/1/13–	1/1/12–	1/1/11–		1/1/10–	1/1/09–
	12/31/13	12/31/12	12/31/11		12/31/10	12/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.50	10.09	9.89		9.39	8.75

Income (loss) from investment operations:
Net investment income (loss)	0.21	0.22	0.24		0.30	0.43
Net realized and unrealized gains (losses)	0.34	0.45	0.22		0.50	0.64

Total from investment operations	0.55	0.67	0.46		0.80	1.07
Less distributions:
Distributions from net investment income	(0.21)	(0.26)	(0.26)		(0.30)	(0.43)

Net asset value at end of period	10.84	10.50	10.09		9.89	9.39

Total return (%)	5.31	6.70 [1]	4.69	[1]	8.66	12.60

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[2]	0.00 [3]	(0.00)[3]	0.00	[3]	—	0.01
Gross operating expenses[2]	0.15	0.18	0.15		0.15	0.33
Net investment income (loss)	1.99	2.17	2.43		3.12	4.99
Portfolio turnover rate	42	9	12		14	31 [4]
Net assets, end of period ($ x 1,000,000)	94	85	80		78	72

1 Includes proceeds from a litigation settlement related to an affiliated underlying fund. Without the litigation proceeds, performance would have been lower.
2 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
3 Less than 0.005%.
4 Portfolio turnover excludes the impact of assets resulting from a merger with another fund.

20 See financial notes

 Schwab Monthly Income Fund - Enhanced Payout

Portfolio Holdings as of December 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

99.9%	Other Investment Companies	86,316,187	93,666,708

99.9%	Total Investments	86,316,187	93,666,708
0.1%	Other Assets and Liabilities, Net		57,675

100.0%	Net Assets		93,724,383

	Number	Value
Security	of Shares	($)

Other Investment Companies 99.9% of net assets

Equity Funds 33.4%

Global Real Estate 4.9%
Schwab Global Real Estate Fund (a)	697,650	4,562,631

International 8.3%
Laudus International MarketMasters Fund, Select Shares (a)	326,314	7,821,747

Large-Cap 20.2%
Schwab Dividend Equity Fund (a)	1,068,194	18,971,119

		31,355,497

Fixed-Income Funds 64.5%

Intermediate-Term Bond 64.5%
Schwab Intermediate-Term Bond Fund (a)	2,484,641	25,045,181
Schwab Total Bond Market Fund (a)	3,828,984	35,418,100

		60,463,281

Money Market Fund 2.0%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (b)	1,847,930	1,847,930

Total Other Investment Companies
(Cost $86,316,187)		93,666,708

End of Investments.

At 12/31/13, the tax basis cost of the fund’s investments was $86,825,713 and the unrealized appreciation and depreciation were $7,521,674 and ($680,679), respectively, with a net unrealized appreciation of $6,840,995.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$93,666,708	$—	$—	$93,666,708

Total	$93,666,708	$—	$—	$93,666,708

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

See financial notes 21

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Assets and Liabilities
As of December 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $84,468,257)		$91,818,778
Investments in unaffiliated issuers, at value (cost $1,847,930)	+	1,847,930

Total investments, at value (cost $86,316,187)		93,666,708
Receivables:
Investments sold		320,000
Fund shares sold		132,202
Dividends		122,449
Due from investment adviser		296
Prepaid expenses	+	1,495

Total assets		94,243,150

Liabilities

Payables:
Investments bought		380,000
Fund shares redeemed		104,616
Accrued expenses	+	34,151

Total liabilities		518,767

Net Assets

Total assets		94,243,150
Total liabilities	−	518,767

Net assets		$93,724,383

Net Assets by Source
Capital received from investors		90,505,514
Net investment income not yet distributed		24,516
Net realized capital losses		(4,156,168)
Net unrealized capital appreciation		7,350,521

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$93,724,383		8,644,843		$10.84

22 See financial notes

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Operations
For the period January 1, 2013 through December 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$1,821,910
Interest	+	121

Total investment income		1,822,031

Expenses

Professional fees		44,346
Shareholder reports		24,039
Transfer agent fees		21,808
Registration fees		20,669
Portfolio accounting fees		19,174
Independent trustees’ fees		5,949
Custodian fees		2,031
Interest expense		4
Other expenses	+	2,582

Total expenses		140,602
Expense reduction by CSIM	−	140,598

Net expenses	−	4

Net investment income		1,822,027

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		1,228,574
Net realized gains on sales of affiliated underlying funds		2,144,249
Net realized gains on unaffiliated investments	+	6

Net realized gains		3,372,829
Net change in unrealized depreciation on investments	+	(534,102)

Net realized and unrealized gains		2,838,727

Increase in net assets resulting from operations		$4,660,754

See financial notes 23

 Schwab Monthly Income Fund - Enhanced Payout

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/13-12/31/13			1/1/12-12/31/12
Net investment income		$1,822,027	$1,784,072
Net realized gains		3,372,829	571,540
Net change in unrealized appreciation (depreciation)	+	(534,102)	2,933,246

Increase in net assets from operations		4,660,754	5,288,858

Distributions to Shareholders

Distributions from net investment income		($1,827,344)	($2,071,784)

Transactions in Fund Shares

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		2,698,357	$28,811,022	1,871,559	$19,442,490
Shares reinvested		104,309	1,114,756	123,649	1,286,721
Shares redeemed	+	(2,223,957)	(23,701,001)	(1,828,071)	(18,969,924)

Net transactions in fund shares		578,709	$6,224,777	167,137	$1,759,287

Shares Outstanding and Net Assets

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		8,066,134	$84,666,196	7,898,997	$79,689,835
Total increase	+	578,709	9,058,187	167,137	4,976,361

End of period		8,644,843	$93,724,383	8,066,134	$84,666,196

Net investment income not yet distributed			$24,516		$29,833

24 See financial notes

Schwab® Monthly Income Fund - Maximum Payout

Financial Statements

Financial Highlights

	1/1/13–	1/1/12–	1/1/11–	1/1/10–	1/1/09–
	12/31/13	12/31/12	12/31/11	12/31/10	12/31/09

Per-Share Data ($)

Net asset value at beginning of period	10.29	10.09	9.90	9.56	9.19

Income (loss) from investment operations:
Net investment income (loss)	0.20	0.20	0.25	0.30	0.45
Net realized and unrealized gains (losses)	(0.03)	0.24	0.21	0.34	0.37

Total from investment operations	0.17	0.44	0.46	0.64	0.82
Less distributions:
Distributions from net investment income	(0.20)	(0.24)	(0.27)	(0.30)	(0.45)
Distributions from net realized gains	(0.04)	—	—	—	—

Total distributions	(0.24)	(0.24)	(0.27)	(0.30)	(0.45)

Net asset value at end of period	10.22	10.29	10.09	9.90	9.56

Total return (%)	1.66	4.43	4.70	6.83	9.18

Ratios/Supplemental Data (%)

Ratios to average net assets:
Net operating expenses[1]	—	0.00 [2]	0.00 [2]	0.00 [2]	0.00 [2]
Gross operating expenses[1]	0.21	0.19	0.17	0.20	0.32
Net investment income (loss)	1.96	1.99	2.53	3.12	4.96
Portfolio turnover rate	46	19	10	20	12
Net assets, end of period ($ x 1,000,000)	55	73	78	68	52

1 The expenses incurred by underlying funds in which the fund invests are not included in this ratio.
2 Less than 0.005%.

See financial notes 25

 Schwab Monthly Income Fund - Maximum Payout

Portfolio Holdings as of December 31, 2013

This section shows all the securities in the fund’s portfolio and their values as of the report date.

The fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be viewed and copied at the SEC’s Public Reference Room in Washington, D.C. Call 1-800-SEC-0330 for information on the operation of the Public Reference Room. The schedule of portfolio holdings filed on a fund’s most recent Form N-Q is also available by visiting the fund’s website at www.schwabfunds.com/prospectus.

		Cost	Value
Holdings by Category		($)	($)

100.1%	Other Investment Companies	52,058,069	54,721,092

100.1%	Total Investments	52,058,069	54,721,092
(0.1%)	Other Assets and Liabilities, Net		(68,966)

100.0%	Net Assets		54,652,126

	Number	Value
Security	of Shares	($)

Other Investment Companies 100.1% of net assets

Equity Funds 18.5%

Global Real Estate 2.6%
Schwab Global Real Estate Fund (a)	218,330	1,427,876

International 4.6%
Laudus International MarketMasters Fund, Select Shares (a)	105,418	2,526,869

Large-Cap 11.3%
Schwab Dividend Equity Fund (a)	346,409	6,152,225

		10,106,970

Fixed-Income Funds 79.5%

Intermediate-Term Bond 79.5%
Schwab Intermediate-Term Bond Fund (a)	1,774,412	17,886,069
Schwab Total Bond Market Fund (a)	2,763,248	25,560,043

		43,446,112

Money Market Fund 2.1%
State Street Institutional U.S. Government Money Market Fund, Institutional Class 0.00% (b)	1,168,010	1,168,010

Total Other Investment Companies
(Cost $52,058,069)		54,721,092

End of Investments.

At 12/31/13 the tax basis cost of the fund’s investments was $52,514,688 and the unrealized appreciation and depreciation were $2,274,341 and ($67,937), respectively, with a net unrealized appreciation of $2,206,404.

(a)	Issuer is affiliated with the fund’s adviser.
(b)	The rate shown is the 7-day yield.

The following is a summary of the inputs used to value the fund’s investments as of December 31, 2013 (see financial note 2(a) for additional information):

	Quoted Prices in		Significant
	Active Markets for	Significant Other	Unobservable
	Identical Assets	Observable Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total

Other Investment Companies[1]	$54,721,092	$—	$—	$54,721,092

Total	$54,721,092	$—	$—	$54,721,092

[1]	As categorized in Portfolio Holdings.

The fund’s policy is to recognize transfers between Level 1, Level 2 and Level 3 as of the beginning of the fiscal year. There were no transfers between Level 1, Level 2 and Level 3 for the period ended December 31, 2013.

26 See financial notes

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Assets and Liabilities
As of December 31, 2013

Assets

Investments in affiliated underlying funds, at value (cost $50,890,059)		$53,553,082
Investments in unaffiliated issuers, at value (cost $1,168,010)	+	1,168,010

Total investments, at value (cost $52,058,069)		54,721,092
Receivables:
Fund shares sold		184,976
Dividends		83,458
Due from investment adviser		410
Prepaid expenses	+	966

Total assets		54,990,902

Liabilities

Payables:
Investments bought		140,000
Fund shares redeemed		162,133
Accrued expenses	+	36,643

Total liabilities		338,776

Net Assets

Total assets		54,990,902
Total liabilities	−	338,776

Net assets		$54,652,126

Net Assets by Source
Capital received from investors		51,942,658
Net investment income not yet distributed		18,851
Net realized capital gains		27,594
Net unrealized capital appreciation		2,663,023

Net Asset Value (NAV)

		Shares
Net Assets	÷	Outstanding	=	NAV
$54,652,126		5,348,149		$10.22

See financial notes 27

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Operations
For the period January 1, 2013 through December 31, 2013

Investment Income

Dividends received from affiliated underlying funds		$1,252,928
Interest	+	95

Total investment income		1,253,023

Expenses

Professional fees		41,603
Transfer agent fees		21,594
Registration fees		19,493
Shareholder reports		19,432
Portfolio accounting fees		18,623
Independent trustees’ fees		5,843
Custodian fees		2,622
Other expenses	+	2,260

Total expenses		131,470
Expense reduction by CSIM	−	131,470

Net expenses	−	—

Net investment income		1,253,023

Realized and Unrealized Gains (Losses)

Realized capital gain distributions received from affiliated underlying funds		405,951
Net realized gains on sales of affiliated underlying funds		729,246
Net realized gains on unaffiliated investments	+	2

Net realized gains		1,135,199
Net change in unrealized depreciation on affiliated underlying funds	+	(1,466,891)

Net realized and unrealized losses		(331,692)

Increase in net assets resulting from operations		$921,331

28 See financial notes

 Schwab Monthly Income Fund - Maximum Payout

Statement of
Changes in Net Assets
For the current and prior report periods

Operations

1/1/13-12/31/13			1/1/12-12/31/12
Net investment income		$1,253,023	$1,532,299
Net realized gains		1,135,199	584,721
Net change in unrealized appreciation (depreciation)	+	(1,466,891)	1,184,602

Increase in net assets from operations		921,331	3,301,622

Distributions to Shareholders

Distributions from net investment income		(1,253,688)	(1,817,626)
Distributions from net realized gains	+	(192,184)	—

Total distributions		($1,445,872)	($1,817,626)

Transactions in Fund Shares

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	VALUE	SHARES	VALUE
Shares sold		1,723,551	$17,707,615	2,682,808	$27,451,134
Shares reinvested		71,928	736,065	88,367	906,087
Shares redeemed	+	(3,504,602)	(35,862,788)	(3,425,393)	(35,077,129)

Net transactions in fund shares		(1,709,123)	($17,419,108)	(654,218)	($6,719,908)

Shares Outstanding and Net Assets

		1/1/13-12/31/13		1/1/12-12/31/12
		SHARES	NET ASSETS	SHARES	NET ASSETS
Beginning of period		7,057,272	$72,595,775	7,711,490	$77,831,687
Total decrease	+	(1,709,123)	(17,943,649)	(654,218)	(5,235,912)

End of period		5,348,149	$54,652,126	7,057,272	$72,595,775

Net investment income not yet distributed			$18,851		$19,516

See financial notes 29

 Schwab Monthly Income Funds

Financial Notes

1. Business Structure of the Funds:

Each of the funds in this report is a series of Schwab Capital Trust (the “trust”), a no-load, open-end management investment company. The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The list below shows all the funds in the trust as of the end of the period, including the funds discussed in this report, which are highlighted:

Schwab Capital Trust (organized May 7, 1993)	Schwab MarketTrack Growth Portfolio
Schwab Monthly Income Fund-Moderate Payout	Schwab MarketTrack Balanced Portfolio
Schwab Monthly Income Fund-Enhanced Payout	Schwab MarketTrack Conservative Portfolio
Schwab Monthly Income Fund-Maximum Payout	Laudus Small-Cap MarketMasters Fund
Schwab Target 2010 Fund	Laudus International MarketMasters Fund
Schwab Target 2015 Fund	Schwab Balanced Fund
Schwab Target 2020 Fund	Schwab Core Equity Fund
Schwab Target 2025 Fund	Schwab Dividend Equity Fund
Schwab Target 2030 Fund	Schwab Large-Cap Growth Fund
Schwab Target 2035 Fund	Schwab Small-Cap Equity Fund
Schwab Target 2040 Fund	Schwab Hedged Equity Fund
Schwab Target 2045 Fund	Schwab Financial Services Fund
Schwab Target 2050 Fund	Schwab Health Care Fund
Schwab Target 2055 Fund	Schwab International Core Equity Fund
Schwab S&P 500 Index Fund	Schwab Fundamental US Large Company Index Fund
Schwab Small-Cap Index Fund	Schwab Fundamental US Small Company Index Fund
Schwab Total Stock Market Index Fund	Schwab Fundamental International Large Company Index Fund
Schwab International Index Fund	Schwab Fundamental International Small Company Index Fund
Schwab MarketTrack All Equity Portfolio	Schwab Fundamental Emerging Markets Large Company Index Fund

The Schwab Monthly Income Funds are “fund of funds”. Each of the funds seeks to achieve its investment objective by investing in a combination of other Schwab and/or Laudus Funds and other unaffiliated, third-party mutual funds, in accordance with its target portfolio allocation. Each fund may also invest directly in equity and fixed income securities, cash and cash equivalents, including money market securities, futures and exchange traded funds (“ETFs”). Each fund bears its share of the allocable expenses of the underlying funds in which they invest.

Each fund in this report offers one share class. Shares are bought and sold at closing net asset value per share (“NAV”), which is the price for all outstanding shares of a fund. Each share has a par value of 1/1,000 of a cent, and the funds’ Board of Trustees (the “Board”) may authorize the issuance of as many shares as necessary.

Each fund maintains its own account for purposes of holding assets and accounting, and is considered a separate entity for tax purposes. Within its account, each fund may also keep certain assets in segregated accounts, as required by securities law.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies the funds use in their preparation of financial statements. The accounting policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

For more information about the underlying funds’ operations and policies, please refer to those funds’ semiannual and annual reports, which are filed with the Securities Exchange Commission (“SEC”).

(a) Security Valuation:

Under procedures approved by the Board, the investment adviser has formed a Pricing Committee to administer the pricing and valuation of portfolio securities and other assets and to ensure that prices used for internal purposes or provided by third parties reasonably reflect fair market value. Among other things, these procedures allow the funds to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

The funds value the securities in their portfolios every business day. The funds use the following policies to value various types of securities:

•	Underlying funds: Mutual funds are valued at their respective NAVs.

 Schwab Monthly Income Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

•	Securities for which no quoted value is available: The Board has adopted procedures to fair value each fund’s securities when market prices are not “readily available” or are unreliable. For example, a fund may fair value a security when it is de-listed or its trading is halted or suspended; when a security’s primary pricing source is unable or unwilling to provide a price; or when a security’s primary trading market is closed during regular market hours. Each fund makes fair value determinations in good faith in accordance with the fund’s valuation procedures. The Pricing Committee considers a number of factors, including unobservable market inputs when arriving at fair value. The Pricing Committee may employ techniques such as the review of related or comparable assets or liabilities, related market activities, recent transactions, market multiples, book values, transactional back-testing, disposition analysis and other relevant information. The Pricing Committee regularly reviews these inputs and assumptions to calibrate the valuations. Due to the subjective and variable nature of fair value pricing, there can be no assurance that a fund could obtain the fair value assigned to the security upon the sale of such security. The Board convenes on a regular basis to review fair value determinations made by the funds pursuant to the valuation procedures.

•	Short-term securities (60 days or less to maturity): Short-term securities are valued at amortized cost, which approximates market value.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the funds disclose the fair value of their investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The hierarchy gives the highest priority to valuations based upon unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to valuations based upon unobservable inputs that are significant to the valuation (Level 3 measurements). If inputs used to measure the financial instruments fall within different levels of the hierarchy, the categorization is based on the lowest level input that is significant to the valuation. If the funds determine that either the volume and/or level of activity for an asset or liability has significantly decreased (from normal conditions for that asset or liability) or price quotations or observable inputs are not associated with orderly transactions, increased analysis and management judgment will be required to estimate fair value.

The three levels of the fair value hierarchy are as follows:

•	Level 1 — quoted prices in active markets for identical securities — Investments whose values are based on quoted market prices in active markets, and whose values are therefore classified as Level 1 prices, include active listed equities. Investments in mutual funds are valued daily at their NAVs, which are classified as Level 1 prices.

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) — Investments that trade in markets that are not considered to be active, but whose values are based on quoted market prices, dealer quotations or valuations provided by alternative pricing sources supported by observable inputs are classified as Level 2 prices. These generally include U.S. government and sovereign obligations, most government agency securities, investment-grade corporate bonds, certain mortgage products, less liquid listed equities, and state, municipal and provincial obligations. As investments whose values are classified as Level 2 prices include positions that are not traded in active markets and/or are subject to transfer restrictions, valuations may be adjusted to reflect illiquidity and/or non-transferability, which are generally based on available market information.

•	Level 3 — significant unobservable inputs (including the funds’ own assumptions in determining the fair value of investments) — Investments whose values are classified as Level 3 prices have significant unobservable inputs, as they may trade infrequently or not at all. When observable prices are not available for these securities, the funds use one or more valuation techniques for which sufficient and reliable data is available. The inputs used by the funds in estimating the value of Level 3 prices may include the original transaction price, quoted prices for similar securities or assets in active markets, completed or pending third-party transactions in the underlying investment or comparable issuers, and changes in financial ratios or cash flows. Level 3 prices may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the funds in the absence of market information. Assumptions used by the funds due to the lack of observable inputs may significantly impact the resulting fair value and therefore the funds’ results of operations.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The levels associated with valuing the funds’ investments as of December 31, 2013 are disclosed in the Portfolio Holdings.

 Schwab Monthly Income Funds

Financial Notes (continued)

2. Significant Accounting Policies (continued):

(b) Security Transactions:

Security transactions are recorded as of the date the order to buy or sell the security is executed. Realized gains and losses from security transactions are based on the identified costs of the securities involved.

(c) Investment Income:

Interest income is recorded as it accrues. Dividends and distributions from portfolio securities and underlying funds are recorded on the date they are effective (the ex-dividend date), although the funds record certain foreign security dividends on the day they learn of the ex-dividend date. Any distributions from underlying funds are recorded in accordance with the character of the distributions as designated by the underlying funds.

(d) Expenses:

Expenses that are specific to a fund are charged directly to the fund. Expenses that are common to all funds within the trust generally are allocated among the funds in proportion to their average daily net assets.

(e) Distributions to Shareholders:

The funds make distributions from net investment income monthly and from net realized capital gains, if any, once a year.

(f) Accounting Estimates:

The accounting policies described in this report conform to GAAP. Notwithstanding this, shareholders should understand that in order to follow these principles, fund management has to make estimates and assumptions that affect the information reported in the financial statements. It’s possible that once the results are known, they may turn out to be different from these estimates and these differences may be material.

(g) Federal Income Taxes:

The funds intend to meet federal income and excise tax requirements for regulated investment companies. Accordingly, the funds distribute substantially all of their net investment income and realized net capital gains, if any, to their respective shareholders each year. As long as a fund meets the tax requirements, it is not required to pay federal income tax.

(h) Indemnification:

Under the funds’ organizational documents, the officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the funds. In addition, in the normal course of business the funds enter into contracts with their vendors and others that provide general indemnifications. The funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the funds. However, based on experience, the funds expect the risk of loss attributable to these arrangements to be remote.

3. Risk Factors:

Investing in the funds may involve certain risks, as discussed in the funds’ prospectus, including, but not limited to, those described below. Any of these risks could cause an investor to lose money.

Asset Allocation Risk. The fund is subject to asset allocation risk, which is the risk that the selection of the underlying funds and the allocation of the fund’s assets among the various asset classes and market segments will cause the fund to underperform other funds with a similar investment objective.

Affiliated Fund Risk. The investment adviser’s authority to select and substitute underlying funds from a variety of affiliated and unaffiliated mutual funds may create a conflict of interest because the fees paid to it by some underlying funds are higher than the fees paid by other underlying funds. However, the portfolio manager is a fiduciary to the fund and is legally obligated to act in the fund’s best interests when selecting underlying funds, without taking fees into consideration.

Market Risk. Equity and fixed income markets rise and fall daily. As with any investment whose performance is tied to these markets, the value of an investment in the fund will fluctuate, which means that an investor could lose money.

 Schwab Monthly Income Funds

Financial Notes (continued)

3. Risk Factors (continued):

Structural Risk. The funds’ monthly income payments will be made from fund assets and will reduce the amount of assets available for investment by the fund. Even if the fund’s capital grows over time, such growth may be insufficient to enable the fund to maintain the amount of its targeted annual payout and targeted monthly income payments. A fund’s investment losses may reduce the amount of future cash income payments an investor will receive from the fund. The dollar amount of a fund’s monthly income payments could vary substantially from one year to the next and over time depending on several factors, including the performance of the financial markets in which the fund invests, the allocation of fund assets across different asset classes and investments, the performance of the fund’s investment strategies, and the amount and timing of prior distributions by the fund. It is also possible for payments to go down substantially from one year to the next and over time depending on the timing of an investor’s investments in the fund. Any redemptions will proportionately reduce the amount of future cash income payments to be received from the fund. There is no guarantee that the fund will make monthly income payments to its shareholders or, if made, that the fund’s monthly income payments to shareholders will remain at a fixed amount.

Underlying Fund Investment Risk. The value of an investment in the funds is based primarily on the prices of the underlying funds that the funds purchase. In turn, the price of each underlying fund is based on the value of its securities. Before investing in the funds, investors should assess the risks associated with the underlying funds in which the fund may invest and the types of investments made by those underlying funds. These risks include any combination of the risks described below, although the fund’s exposure to a particular risk will be proportionate to the fund’s overall asset allocation and underlying fund allocation.

•	Investment Risk. An investment in an underlying fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The funds may experience losses with respect to their investment in an underlying fund. Further, there is no guarantee that an underlying fund will be able to achieve its objective.

•	Management Risk. Generally, the underlying funds are actively managed mutual funds. Any actively managed mutual fund is subject to the risk that its investment adviser (or sub-advisers) will make poor security selections. An underlying fund’s adviser applies its own investment techniques and risk analyses in making investment decisions for the fund, but there can be no guarantee that they will produce the desired results.

•	Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual companies, industries or the securities market as a whole. In addition, equity markets tend to move in cycles, which may cause stock prices to fall over short or extended periods of time.

•	Large-, Mid- and Small-Cap Risk. Stocks of different market capitalizations tend to go in and out of favor based on market and economic conditions. Historically, small- and mid-cap stocks tend to be more volatile than large-cap stocks, and small-cap stocks have been riskier than large- and mid- cap stocks. During a period when stocks of a particular market capitalization fall behind other types of investments — bonds or stocks of another capitalization range, for instance — an underlying fund’s performance could be reduced to the extent its portfolio is holding stocks of the particular capitalization.

•	Fixed Income Risk. Interest rates rise and fall over time, which will affect an underlying fund’s yield and share price. A change in a central bank’s monetary policy or improving economic conditions may result in an increase in interest rates. Rising interest rates may decrease liquidity in the fixed income securities markets, making it more difficult for a fund to sell its fixed income securities at a time when the investment adviser might wish to sell such securities. In addition, decreased market liquidity may make it more difficult to value some or all of a fund’s fixed income securities. The credit quality of a portfolio investment could also cause an underlying fund’s share price to fall. An underlying fund could lose money if the issuer or guarantor of a portfolio investment or the counterparty to a derivatives contract fails to make timely principal or interest payments or otherwise honor its obligations. Fixed income securities may be paid off earlier or later than expected. Either situation could cause a fund to hold securities paying lower-than-market rates of interest, which could hurt the fund’s yield or share price. Below investment-grade bonds (junk bonds) involve greater credit risk, are more volatile, involve greater risk of price declines and may be more susceptible to economic downturns than investment-grade securities.

•	Foreign Investment Risk. An underlying fund’s investments in securities of foreign issuers may involve certain risks that are greater than those associated with investments in securities of U.S. issuers. These include risks of adverse changes in foreign economic, political, regulatory and other conditions; changes in currency exchange rates or exchange control regulations (including limitations on currency movements and exchanges); differing accounting, auditing, financial

 Schwab Monthly Income Funds

Financial Notes (continued)

3. Risk Factors (continued):

reporting and legal standards and practices; differing securities market structures; and higher transaction costs. These risks may be heightened in connection with investments in emerging markets.

•	Derivatives Risk. An underlying fund’s use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments and could cause the fund to lose more than the principal amount invested. In addition, investments in derivatives may involve leverage, which means a small percentage of assets invested in derivatives can have a disproportionately large impact on an underlying fund. However, these risks are less severe when the underlying fund uses derivatives for hedging rather than to enhance the underlying fund’s returns or as a substitute for a position or security.

•	Leverage Risk. Certain underlying fund transactions, such as derivatives, short sales, reverse repurchase agreements, and mortgage dollar rolls, may give rise to a form of leverage and may expose an underlying fund to greater risk. Leverage tends to magnify the effect of any decrease or increase in the value of an underlying fund’s portfolio securities, which means even a small amount of leverage can have a disproportionately large impact on the fund. The use of leverage may cause the underlying fund to liquidate portfolio positions when it would not be advantageous to do so in order to satisfy its obligations.

•	Money Market Risk. Although an underlying money market fund seeks to maintain a stable $1 net asset value, it is possible to lose money by investing in a money market fund. In addition, a money market fund is not designed to offer capital appreciation.

•	Liquidity Risk. A particular investment may be difficult to purchase or sell. An underlying fund may be unable to sell illiquid securities at an advantageous time or price.

•	ETFs Risk. When an underlying fund invests in an ETF, it will bear a proportionate share of the ETF’s expenses. In addition, lack of liquidity in an ETF can result in its value being more volatile than the underlying portfolio of securities.

•	Securities Lending Risk. Certain underlying funds engage in securities lending, which involves the risk of loss of rights in the collateral or delay in recovery of the collateral if the borrower fails to return the security loaned or becomes insolvent.

Direct Investment Risk. The funds may invest a portion of their assets directly in equity and fixed income securities, as well as other mutual funds and ETFs to maintain their asset allocations. A fund’s direct investment in these securities is subject to the same or similar risks as an underlying fund’s investment in the same security.

Please refer to the funds’ prospectus for a more complete description of the principal risks of investing in the funds.

4. Affiliates and Affiliated Transactions:

Charles Schwab Investment Management, Inc. (“CSIM” or the “investment adviser”), a wholly owned subsidiary of The Charles Schwab Corporation, serves as each fund’s investment adviser and administrator pursuant to an Investment Advisory and Administration Agreement (“Advisory Agreement”) between CSIM and the trust.

The Board has adopted a Shareholder Servicing Plan (the “Plan”) on behalf of the funds. The plan enables each fund to bear expenses relating to the provision by services providers, including Charles Schwab & Co., Inc. (a broker-dealer affiliate of CSIM, “Schwab”), of certain account maintenance, customer liaison and shareholder services to the current shareholders of the funds. The funds are not subject to any fees under the plan.

CSIM and its affiliates have agreed with the funds, for so long as CSIM serves as the investment adviser to the funds, which may only be amended or terminated with approval of the funds’ Board, to limit the total annual fund operating expenses charged, excluding interest, taxes and certain non-routine expenses of the funds (“expense limitation”) to 0.00%.

The agreement to limit the funds’ total expenses charged is limited to each fund’s direct operating expenses and, therefore, does not apply to underlying fund fees and expenses, which are indirect expenses incurred by a fund through its investments in the underlying funds.

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

The funds may engage in certain transactions involving related parties. Pursuant to an exemptive order issued by the SEC, the funds may invest in other related funds. As of December 31, 2013, each Schwab Monthly Income Fund’s ownership percentages of other related funds’ shares are:

	Schwab	Schwab	Schwab
	Monthly Income Fund	Monthly Income Fund	Monthly Income Fund
	-Moderate Payout	-Enhanced Payout	-Maximum Payout

Schwab Global Real Estate Fund	1.5%	2.0%	0.6%
Laudus International MarketMasters Fund, Select Shares	0.2%	0.3%	0.1%
Schwab Dividend Equity Fund	0.7%	1.0%	0.3%
Schwab Intermediate-Term Bond Fund	2.8%	7.3%	5.2%
Schwab Total Bond Market Fund	1.5%	3.9%	2.8%

Below is a summary of the funds’ transactions with their affiliated underlying funds during the period ended December 31, 2013.

Schwab Monthly Income Fund — Moderate Payout:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	01/01/13	01/01/13
Underlying Funds	12/31/12	Purchases	Sales	12/31/13	12/31/13	to 12/31/13	to 12/31/13

Schwab Global Real Estate Fund	510,083	211,088	(208,977)	512,194	$3,349,747	$55,908	$124,708
Laudus International MarketMasters Fund, Select Shares	100,254	182,103	(45,781)	236,576	5,670,729	32,566	85,548
Laudus U.S. Large Cap Growth Fund	148,991	4,037	(153,028)	—	—	493,306	—
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Dividend Equity Fund	347,519	561,956	(136,477)	772,998	13,728,440	48,551	1,051,654
Schwab Intermediate-Term Bond Fund	689,412	483,023	(207,524)	964,911	9,726,305	(62,151)	171,890
Schwab Total Bond Market Fund	558,841	989,821	(86,798)	1,461,864	13,522,240	(26,586)	246,352
Laudus Mondrian International Fixed Income Fund	100,287	—	(100,287)	—	—	(34,801)	—
Schwab Short-Term Bond Market Fund	394,138	33,814	(427,952)	—	—	77,994	7,928

Total					$45,997,461	$584,787	$1,688,080

 Schwab Monthly Income Funds

Financial Notes (continued)

4. Affiliates and Affiliated Transactions (continued):

Schwab Monthly Income Fund — Enhanced Payout:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	01/01/13	01/01/13
Underlying Funds	12/31/12	Purchases	Sales	12/31/13	12/31/13	to 12/31/13	to 12/31/13

Schwab Global Real Estate Fund	1,013,583	157,785	(473,718)	697,650	$4,562,631	$570,791	$194,730
Laudus International MarketMasters Fund, Select Shares	140,354	241,582	(55,622)	326,314	7,821,747	99,853	118,795
Laudus U.S. Large Cap Growth Fund	213,078	—	(213,078)	—	—	802,787	—
(formerly Laudus Growth Investors U.S. Large Cap Growth Fund)
Schwab Dividend Equity Fund	621,165	713,709	(266,680)	1,068,194	18,971,119	267,354	1,487,324
Schwab Intermediate-Term Bond Fund	2,376,110	738,019	(629,488)	2,484,641	25,045,181	(78,920)	499,982
Schwab Total Bond Market Fund	2,007,143	2,038,107	(216,266)	3,828,984	35,418,100	(67,868)	726,987
Laudus Mondrian International Fixed Income Fund	303,590	—	(303,590)	—	—	216,092	—
Schwab Short-Term Bond Market Fund	1,167,215	24,159	(1,191,374)	—	—	334,160	22,329
Schwab Value Advantage Money Fund, Institutional Prime Shares	1,718,156	—	(1,718,156)	—	—	—	337

Total					$91,818,778	$2,144,249	$3,050,484

Schwab Monthly Income Fund — Maximum Payout:
	Balance			Balance		Realized	Distributions
	of Shares			of Shares	Market	Gains (Losses)	Received*
	Held at	Gross	Gross	Held at	Value at	01/01/13	01/01/13
Underlying Funds	12/31/12	Purchases	Sales	12/31/13	12/31/13	to 12/31/13	to 12/31/13

Schwab Global Real Estate Fund	550,461	47,434	(379,565)	218,330	$1,427,876	$476,170	$73,080
Laudus International MarketMasters Fund, Select Shares	—	154,154	(48,736)	105,418	2,526,869	65,297	38,890
Schwab Dividend Equity Fund	273,057	281,623	(208,271)	346,409	6,152,225	218,677	494,619
Schwab Intermediate-Term Bond Fund	2,416,361	322,823	(964,772)	1,774,412	17,886,069	(70,813)	423,860
Schwab Total Bond Market Fund	1,949,565	1,694,546	(880,863)	2,763,248	25,560,043	(203,889)	604,826
Laudus Mondrian International Fixed Income Fund	353,578	4,374	(357,952)	—	—	(62,036)	—
Schwab Short-Term Bond Market Fund	1,243,471	69,766	(1,313,237)	—	—	305,840	23,027
Schwab Value Advantage Money Fund, Institutional Prime Shares	2,944,812	—	(2,944,812)	—	—	—	577

Total					$53,553,082	$729,246	$1,658,879

*	Distributions received include distributions from net investment income and capital gains, if any, from the underlying funds.

Pursuant to an exemptive order issued by the SEC, the funds may enter into interfund borrowing and lending transactions with other Schwab Funds. All loans are for temporary or emergency purposes only. The interest rate to be charged on a loan is the average of the overnight repurchase agreement rate and the short-term bank loan rate. The interfund lending facility is subject to the oversight and periodic review by the Board. The funds had no interfund borrowing or lending activity during the period.

 Schwab Monthly Income Funds

Financial Notes (continued)

5. Board of Trustees:

The Board may include people who are officers and/or directors of CSIM or its affiliates. Federal securities law limits the percentage of such “interested persons” who may serve on a trust’s board, and the trust was in compliance with these limitations throughout the report period. The trust did not pay any of these interested persons for their services as trustees, but it did pay non-interested persons (independent trustees), as noted in each fund’s Statement of Operations. For information regarding the trustees please refer to Trustees and Officers table at the end of this report.

6. Borrowing from Banks:

The funds have access to custodian overdraft facilities, a committed line of credit of $150 million with State Street Bank and Trust Company (“State Street”), an uncommitted line of credit of $100 million with Bank of America, N.A. and an uncommitted line of credit of $50 million with Brown Brothers Harriman & Co. The funds pay interest on the amounts they borrow at rates that are negotiated periodically. The funds also pay an annual fee to State Street for the committed line of credit.

There were no borrowings from the lines of credit by the funds during the period. However, the funds may have utilized their overdraft facility and incurred interest expense, which is disclosed in the Statement of Operations, if any. The interest expense is determined based on a negotiated rate above the current Federal Funds Rate.

7. Purchases and Sales/Maturities of Investment Securities:

For the period ended December 31, 2013, purchases and sales/maturities of securities (excluding short-term obligations) were as follows:

	Purchases of Securities	Sales/Maturities of Securities

Schwab Monthly Income Fund - Moderate Payout	$29,456,000	$15,298,599
Schwab Monthly Income Fund - Enhanced Payout	45,289,000	37,181,941
Schwab Monthly Income Fund - Maximum Payout	28,515,000	44,614,970

8. Federal Income Taxes:

As of December 31, 2013, the components of distributable earnings on a tax-basis were as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Undistributed ordinary income	$94,518	$24,516	$18,851
Undistributed long-term capital gains	879,713	—	484,213
Unrealized appreciation on investments	3,438,233	7,521,674	2,274,341
Unrealized depreciation on investments	(282,977)	(680,679)	(67,937)
Other unrealized appreciation (depreciation)	—	—	—

Net unrealized appreciation (depreciation)	$3,155,256	$6,840,995	$2,206,404

The primary difference between book-basis and tax-basis unrealized appreciation or unrealized depreciation of investments is the tax deferral of losses on wash sales.

 Schwab Monthly Income Funds

Financial Notes (continued)

8. Federal Income Taxes (continued):

Capital loss carryforwards may be used to offset future realized capital gains for federal income tax purposes. As of December 31, 2013, the funds had capital loss carryforwards available to offset future net capital gains before the expiration dates as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
Expiration Date	Moderate Payout	Enhanced Payout	Maximum Payout

December 31, 2015	$—	$1,150,553	$—
December 31, 2016	—	819,197	—
December 31, 2017	—	1,676,892	—

Total	$—	$3,646,642	$—

For tax purposes, realized net capital losses and late-year ordinary losses incurred after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended December 31, 2013, the funds had no capital losses deferred and had capital losses utilized as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Capital losses utilized	$81,399	$3,396,187	$140,407

The tax-basis components of distributions paid during the current and prior fiscal years were as follows:

	Schwab	Schwab	Schwab
	Monthly Income Fund -	Monthly Income Fund -	Monthly Income Fund -
	Moderate Payout	Enhanced Payout	Maximum Payout

Current period distributions
Ordinary income	$808,046	$1,827,344	$1,253,688
Long-term capital gains	475,982	—	192,184
Return of capital	—	—	—

Prior period distributions
Ordinary income	$730,128	$2,071,784	$1,817,626
Long-term capital gains	—	—	—
Return of capital	—	—	—

Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for capital losses related to wash sales. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the funds for financial reporting purposes. The funds may also designate a portion of the amount paid to redeeming shareholders as a distribution for tax purposes.

Permanent book and tax basis differences may result in reclassifications between components of net assets as required. The adjustments will have no impact on net assets or the results of operations. As of December 31, 2013, no such reclassifications were required.

As of December 31, 2013, management has reviewed the tax positions for open periods (for federal purposes, three years from the date of filing and for state purposes, four years from the date of filing) as applicable to the funds, and has determined that no provision for income tax is required in the funds’ financial statements. The funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period ended December 31, 2013, the funds did not incur any interest or penalties.

9. Subsequent Events:

Management has determined there are no subsequent events or transactions through the date the financial statements were issued that would have materially impacted the financial statements as presented.

Report of Independent Registered Public Accounting Firm

To the Boards of Trustees and Shareholders of:
Schwab Monthly Income Fund—Moderate Payout
Schwab Monthly Income Fund—Enhanced Payout
Schwab Monthly Income Fund—Maximum Payout

In our opinion, the accompanying statements of assets and liabilities, including the portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Schwab Monthly Income Fund—Moderate Payout, Schwab Monthly Income Fund—Enhanced Payout and Schwab Monthly Income Fund—Maximum Payout (three of the portfolios constituting Schwab Capital Trust, hereafter referred to as the “Funds”) at December 31, 2013, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities and investments in the underlying funds at December 31, 2013 by correspondence with the custodian and transfer agent of the underlying funds, respectively, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
San Francisco, California
February 14, 2014

Other Federal Tax Information (unaudited)

For corporate shareholders, the following percentage of the funds dividend distributions paid during the fiscal year ended December 31, 2013, qualify under Internal Revenue code section 854(b)(1)(A) for the corporate dividends received deduction:

Percentage

Schwab Monthly Income Fund - Moderate Payout	31.41
Schwab Monthly Income Fund - Enhanced Payout	14.72
Schwab Monthly Income Fund - Maximum Payout	7.67

For the fiscal year ended December 31, 2013, the funds designate the following amounts of the dividend distributions as qualified dividends for the purpose of the maximum rate under section 1(h)(11) of the Internal Revenue Code. Shareholders will be notified in January 2014 via IRS form 1099 of the amounts for use in preparing their 2013 income tax return.

Schwab Monthly Income Fund - Moderate Payout	$255,611
Schwab Monthly Income Fund - Enhanced Payout	414,914
Schwab Monthly Income Fund - Maximum Payout	144,188

Under Section 852 (b)(3)(C) of the Internal Revenue Code, certain funds hereby designate the following amounts as long-term capital gain dividends for the fiscal year ended December 31, 2013:

Schwab Monthly Income Fund - Moderate Payout	$475,982
Schwab Monthly Income Fund - Enhanced Payout	—
Schwab Monthly Income Fund - Maximum Payout	192,184

Under Section 871(k)(2)(C) of the Internal Revenue Code, the Schwab Monthly Income - Moderate Payout Fund hereby designates $8,776 as short-term capital gain dividends for the fiscal year ended December 31, 2013.

Trustees and Officers

The tables below give information about the trustees and officers of Schwab Capital Trust, which includes the funds covered in this report. The “Fund Complex” includes The Charles Schwab Family of Funds, Schwab Capital Trust, Schwab Investments, Schwab Annuity Portfolios, Schwab Strategic Trust, Laudus Trust and Laudus Institutional Trust. The Fund Complex includes 99 funds.

The address for all trustees and officers is 211 Main Street, San Francisco, CA 94105. You can find more information about the trustees and officers in the funds’ Statement of Additional Information, which is available free by calling 1-800-435-4000.

 Independent Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served1)	During the Past Five Years	the Trustee	Other Directorships

Mariann Byerwalter 1960 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman of JDN Corporate Advisory LLC (advisory services firm) (Oct. 2001 – present).	76	Director, WageWorks, Inc. (2010 – present) Director, Redwood Trust, Inc. (1998 – present) Director, PMI Group Inc. (2001 – 2009)

John F. Cogan 1947 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Fellow, The Hoover Institution at Stanford University (Oct. 1979 – present); Senior Fellow, Stanford Institute for Economic Policy Research; Professor of Public Policy, Stanford University (Sept. 2000 – present).	76	Director, Gilead Sciences, Inc. (2005 – present) Director, Monaco Coach Corporation (2005 – 2009)

David L. Mahoney 1954 Trustee (Trustee of Schwab Capital Trust since 2011.)	Private Investor.	76	Director, Symantec Corporation (2003 – present) Director, Corcept Therapeutics Incorporated (2004 – present)

Kiran M. Patel 1948 Trustee (Trustee of Schwab Capital Trust since 2011.)	Retired. Executive Vice President and General Manager of Small Business Group, Intuit, Inc. (financial software and services for consumers and small businesses) (Dec. 2008 – Aug. 2013).	76	Director, KLA-Tencor Corporation (2008 – present)

Gerald B. Smith 1950 Trustee (Trustee of Schwab Capital Trust since 2000.)	Chairman, Chief Executive Officer and Founder of Smith Graham & Co. (investment advisors) (1990 – present).	76	Director, Eaton (2012 – present)
Director and Chairman of the Audit Committee, Oneok Partners LP (2003 – 2013)
Director, Oneok, Inc. (2009 – 2013)
			Lead Independent Director, Board of Cooper Industries (2002 – 2012)

Joseph H. Wender 1944 Trustee (Trustee of Schwab Capital Trust since 2008.)	Senior Consultant, Goldman Sachs & Co., Inc. (investment banking and securities firm) (Jan. 2008 – present); Partner, Colgin Partners, LLC (vineyards) (February 1998 – present).	76	Board Member and Chairman of the Audit Committee, Isis Pharmaceuticals (1994 – present)

 Interested Trustees

Name, Year of Birth,		Number of
and Position(s) with		Portfolios in
the trust; (Terms of		Fund Complex
office, and length of	Principal Occupations	Overseen by
Time Served)	During the Past Five Years	the Trustee	Other Directorships

Charles R. Schwab[2] 1937 Chairman and Trustee (Chairman and Trustee of Schwab Capital Trust since 1993.)	Chairman and Director, The Charles Schwab Corporation, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc., Charles Schwab Bank, N. A.; Chairman and Chief Executive Officer, Schwab (SIS) Holdings Inc. I, Schwab International Holdings, Inc.; Chief Executive Officer, Schwab Holdings, Inc.; Through June 2007, Director, U.S. Trust Company, N. A., U.S. Trust Corporation, United States Trust Company of New York. Until October 2008, Chief Executive Officer, The Charles Schwab Corporation, Charles Schwab & Co., Inc.	76	None

Walter W. Bettinger II2 1960 Trustee (Trustee of Schwab Capital Trust since 2008.)	As of October 2008, President and Chief Executive Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. Since October 2008, Director, The Charles Schwab Corporation. Since May 2008, Director, Charles Schwab & Co., Inc. and Schwab Holdings, Inc. Since 2006, Director, Charles Schwab Bank. Until October 2008, President and Chief Operating Officer, Charles Schwab & Co., Inc. and The Charles Schwab Corporation. From 2004 through 2007, Executive Vice President and President, Schwab Investor Services. From 2004 through 2005, Executive Vice President and Chief Operating Officer, Individual Investor Enterprise, and from 2002 through 2004, Executive Vice President, Corporate Services.	99	None

 Officers of the Trust

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Marie Chandoha 1961 President and Chief Executive Officer (Officer of Schwab Capital Trust since 2010.)	Executive Vice President, Charles Schwab & Co., Inc. (Sept. 2010 – present); Director, President and Chief Executive Officer (Dec. 2010 – present), Chief Investment Officer (Sept. 2010 – Oct. 2011), Charles Schwab Investment Management, Inc.; President, Chief Executive Officer (Dec. 2010 – present), and Chief Investment Officer (Sept. 2010 – Oct. 2011), Schwab Funds, Laudus Funds and Schwab ETFs; Global Head of Fixed Income Business Division, BlackRock, Inc. (formerly Barclays Global Investors) (March 2007 – August 2010).

George Pereira 1964 Treasurer and Principal Financial Officer (Officer of Schwab Capital Trust since 2004.)	Senior Vice President and Chief Financial Officer (Nov. 2004 – present), Chief Operating Officer (Jan. 2011 – present), Charles Schwab Investment Management, Inc.; Treasurer and Chief Financial Officer, Laudus Funds (2006 – present); Treasurer and Principal Financial Officer, Schwab Funds (Nov. 2004 – present) and Schwab ETFs (Oct. 2009 – present); Director, Charles Schwab Worldwide Fund, PLC and Charles Schwab Asset Management (Ireland) Limited (April 2005 – present).

Omar Aguilar 1970 Senior Vice President and Chief Investment Officer – Equities (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer — Equities, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Equities, Schwab Funds and Laudus Funds (June 2011 – present); Head of the Portfolio Management Group and Vice President of Portfolio Management, Financial Engines, Inc. (May 2009 – April 2011); Head of Quantitative Equity, ING Investment Management (July 2004 – Jan. 2009).

 Officers of the Trust (continued)

Name, Year of Birth, and Position(s)
with the trust; (Terms of office, and
length of Time Served3)	Principal Occupations During the Past Five Years

Brett Wander 1961 Senior Vice President and Chief Investment Officer – Fixed Income (Officer of Schwab Capital Trust since 2011.)	Senior Vice President and Chief Investment Officer – Fixed Income, Charles Schwab Investment Management, Inc. (April 2011 – present); Senior Vice President and Chief Investment Officer – Fixed Income, Schwab Funds and Laudus Funds (June 2011 – present); Senior Managing Director, Global Head of Active Fixed-Income Strategies, State Street Global Advisors (Jan. 2008 – Oct. 2010); Director of Alpha Strategies, Loomis, Sayles & Company (April 2006 – Jan. 2008).

David Lekich 1964 Chief Legal Officer and Secretary (Officer of Schwab Capital Trust since 2011.)	Senior Vice President (Sept. 2011 – present), Vice President (March 2004 – Sept. 2011), Charles Schwab & Co., Inc.; Senior Vice President and Chief Counsel (Sept. 2011 – present), Vice President (Jan. 2011 – Sept. 2011), Charles Schwab Investment Management, Inc.; Secretary (April 2011 – present) and Chief Legal Officer (Dec. 2011 – present), Schwab Funds; Vice President and Assistant Clerk, Laudus Funds (April 2011 – present); Secretary (May 2011 – present) and Chief Legal Officer (Nov. 2011 – present), Schwab ETFs.

Catherine MacGregor 1964 Vice President and Assistant Secretary (Officer of Schwab Capital Trust since 2005.)	Vice President, Charles Schwab & Co., Inc., Charles Schwab Investment Management, Inc. (July 2005 – present); Vice President (Dec. 2005 – present), Chief Legal Officer and Clerk (March 2007 – present), Laudus Funds; Vice President (Nov. 2005 – present) and Assistant Secretary (June 2007 – present), Schwab Funds; Vice President and Assistant Secretary, Schwab ETFs (Oct. 2009 – present).

[1]	Trustees remain in office until they resign, retire or are removed by shareholder vote. The Schwab Funds retirement policy requires that independent trustees retire at age 72 or after twenty years as a trustee, whichever comes first. In addition, the retirement policy requires any independent trustee of Schwab Funds who also serves as an independent trustee of the Laudus Funds to retire from the Boards of the Schwab Funds upon their required retirement date from either the Boards of Trustees of the Schwab Funds or the Laudus Funds, whichever comes first.
[2]	Mr. Schwab and Mr. Bettinger are Interested Trustees because they own stock of The Charles Schwab Corporation, the parent company of the investment adviser.
[3]	The President, Treasurer and Secretary hold office until their respective successors are chosen and qualified or until he or she sooner dies, resigns, is removed or becomes disqualified. Each of the other officers serves at the pleasure of the Board.

Glossary

asset allocation The practice of dividing a portfolio among different asset classes, with each asset class assigned a particular percentage.

asset class A group of securities with similar structure and basic characteristics. Stocks, bonds and cash are the three main examples of asset classes.

Barclays U.S. Aggregate Bond Index A broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-back securities (agency fixed-rate and hybrid ARM passthroughs), asset-backed securities, and commercial mortgage-backed securities.

Barclays U.S. Aggregate Intermediate Bond Index An index that represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Barclays U.S. Aggregate Intermediate Bond Index An index that measures the intermediate-term investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

Barclays U.S. Government/Credit: 1 − 5 Years Index An index that includes investment-grade government and corporate bonds that are denominated in U.S. dollars and have maturities of one to five years. Bonds are represented in the index in proportion to their market value.

Barclays U.S. TIPS Index (Series-L) A rules-based, market value-weighted index that tracks inflation-protected securities issued by the U.S. Treasury that have at least one year remaining to maturity, are rated investment grade, and have $250 million or more of outstanding face value.

Barclays U.S. Treasury Bills 1 − 3 Months Index An index that includes all publicly issued zero-coupon U.S. Treasury Bills that have a remaining maturity of less than 3 months and more than 1 month, are rated investment grade, and have $250 million or more of outstanding face value.

bond A security representing a loan from the investor to the issuer. A bond typically pays interest at a fixed rate (the “coupon rate”) until a specified date (the “maturity date”), at which time the issuer returns the money borrowed (“principal” or “face value”) to the bondholder. Because of their structure, bonds are sometimes called “fixed income securities” or “debt securities.”

An individual bond is subject to the credit risk of the issuer. Changes in interest rates can affect a bond’s market value prior to call or maturity. There is no guarantee that a bond’s yield to call or maturity will provide a positive return over the rate of inflation.

bond fund A bond fund is subject to the same credit, interest rate, and inflation risks as bonds. In addition, a bond fund incurs ongoing fees and expenses. A bond fund’s net asset value will fluctuate with the price of the underlying bonds and the portfolio turnover activity; return of principal is not guaranteed.

cap, capitalization See “market cap.”

capital gain, capital loss The difference between the amount paid for an investment and its value at a later time. If the investment has been sold, the capital gain or loss is considered a realized gain or loss. If the investment is still held, the capital gain or loss is considered unrealized appreciation or depreciation.

Citigroup Non-U.S. Dollar World Government Bond Index An index that measures the total rate of return performance for the government bonds of 23 countries, excluding the U.S., with a remaining maturity of at least one year.

Dow Jones U.S. Total Stock Market Index An index that measures the performance of all U.S. equity securities with readily available prices.

Enhanced Payout Composite Index A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Enhanced Payout Composite Index is composed of 19.50% S&P 500 Index, 8.12% MSCI EAFE (Net) Index, 4.88% FTSE EPRA/NAREIT Global Index (Net), 39.30% Barclays U.S. Aggregate Bond Index, 26.20% Barclays U.S. Aggregate Intermediate Bond Index, and 2.00% Barclays U.S. Treasury Bills: 1 − 3 Months. Prior to April 1, 2013, the Enhanced Payout Composite Index was composed of 25% S&P 500 Index and 75% Barclays U.S. Aggregate Bond Index.

expense ratio The amount that is taken from a mutual fund’s assets each year to cover the fund’s operating expenses. An expense ratio of 0.50% means that a fund’s expenses amount to half of one percent of its average net assets a year.

FTSE EPRA/NAREIT Global Index An index that is designed to provide a diverse representation of publicly traded equity REITs and listed property companies worldwide.

market cap, market capitalization The value of a company as determined by the total value of all shares of its stock outstanding.

Maximum Payout Composite Index A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Maximum Payout Composite Index is composed of 10.50% S&P 500 Index, 4.37% MSCI EAFE (Net) Index, 2.63% FTSE EPRA/NAREIT Global Index (Net), 48.30% Barclays U.S. Aggregate Bond Index, 32.20% Barclays U.S. Aggregate Intermediate Bond Index, and 2.00% Barclays U.S. Treasury Bills: 1 − 3 Months. Prior to April 1, 2013, the Maximum Payout Composite Index was composed of 10% S&P 500 Index and 90% Barclays U.S. Aggregate Bond Index.

Moderate Payout Composite Index A custom blended index developed by CSIM based on a comparable portfolio asset allocation. Effective April 1, 2013, the Moderate Payout Composite Index is composed of 28.50% S&P 500 Index, 11.87% MSCI EAFE (Net) Index, 7.13% FTSE EPRA/NAREIT Global Index (Net), 30.30% Barclays U.S. Aggregate Bond Index, 20.20% Barclays U.S. Aggregate Intermediate Bond Index, and 2.00% Barclays U.S. Treasury Bills: 1 − 3 Months. Prior to April 1, 2013, the Moderate Payout Composite Index was composed of 40% S&P 500 Index and 60% Barclays U.S. Aggregate Bond Index.

MSCI EAFE Index A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Net version of the index reflects reinvested dividends net of withholding taxes, but reflects no deductions for expenses or other taxes; returns are calculated applying dividend withholding rates applicable to non-resident persons who do not benefit from double taxation treaties.

MSCI Emerging Markets Index A free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets.

net asset value (NAV) The value of one share of a mutual fund. NAV is calculated by taking the fund’s total assets, subtracting liabilities, and dividing by the number of shares outstanding.

outstanding shares, shares outstanding When speaking of a company or mutual fund, indicates all shares currently held by investors.

price-to-book ratio (P/B)  The market price of a company’s stock compared with its “book value.” A mutual fund’s P/B is the weighted average of the P/B of all stocks in the fund’s portfolio.

price-to-earnings ratio (P/E)  The market price of a company’s stock compared with earnings over the past year. A mutual fund’s P/E is the weighted average of the P/E of all stocks in the fund’s portfolio.

return on equity (ROE) The average yearly rate of return for each dollar of investors’ money, measured over the past five years.

Russell 1000 Index An index that measures the performance of the large-cap segment of the U.S. equity universe.

Russell 2000 Index An index that measures the performance of the small-cap segment of the U.S. equity universe.

S&P 500 Index A market capitalization index that is designed to measure the performance of 500 leading publicly held companies in leading industries of the U.S. economy.

stock A share of ownership, or equity, in the issuing company.

total return The percentage that an investor would have earned or lost on an investment in the fund assuming dividends and distributions were reinvested.

weighted average For mutual funds, an average that gives the same weight to each security as the security represents in the fund’s portfolio.

yield The income paid out by an investment, expressed as a percentage of the investment’s market value.

PRIVACY NOTICE
 THIS IS NOT PART OF THE SHAREHOLDER REPORT

A Commitment to Your Privacy

Your Privacy Is Not for Sale

We do not and will not sell your personal information to anyone, for any reason.

We are committed to protecting the privacy of information we maintain about you. Below are details about our commitment, including the types of information we collect and how we use and share that information. This Privacy Notice applies to you only if you are an individual who invests directly in the funds by placing orders through the funds’ transfer agent. If you place orders through your brokerage account at Charles Schwab & Co., Inc. or an account with another broker-dealer, investment advisor, 401(k) plan, employee benefit plan, administrator, bank or other financial intermediary, you are covered by the privacy policies of that financial institution and should consult those policies.

How We Collect Information About You

We collect personal information about you in a number of ways.

•	APPLICATION AND REGISTRATION INFORMATION.

We collect personal information from you when you open an account or utilize one of our services. We may also collect information about you from third parties such as consumer reporting agencies to verify your identity. The information we collect may include personal information, including your Social Security number, as well as details about your interests, investments and investment experience.

•	TRANSACTION AND EXPERIENCE INFORMATION.

Once your account has been opened, we collect and maintain personal information about your account activity, including your transactions, balances, positions and history. This information allows us to administer your account and provide the services you have requested.

•	WEBSITE USAGE.

When you visit our websites, we may use devices known as “cookies,” graphic interchange format files (GIFs), or other similar web tools to enhance your web experience. These tools help us to recognize you, maintain your web session, and provide a more personalized experience. To learn more, please click the Privacy link on our website.

How We Share and Use Your Information

We provide access to information about you to our affiliated companies, outside companies and other third parties in certain limited circumstances, including:

•	to help us process transactions for your account;

•	when we use other companies to provide services for us, such as printing and mailing your account statements;

•	when we believe that disclosure is required or permitted under law (for example, to cooperate with regulators or law enforcement, resolve consumer disputes, perform credit/authentication checks, or for risk control).

State Laws

We will comply with state laws that apply to the disclosure or use of information about you.

Safeguarding Your Information — Security Is a Partnership

We take precautions to ensure the information we collect about you is protected and is accessed only by authorized individuals or organizations.

Companies we use to provide support services are not allowed to use information about our shareholders for their own purposes and are contractually obligated to maintain strict confidentiality. We limit their use of information to the performance of the specific services we have requested.

We restrict access to personal information by our employees and agents. Our employees are trained about privacy and are required to safeguard personal information.

We maintain physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Contact Us

To provide us with updated information, report suspected fraud or identity theft, or for any other questions, please call the number below.

Schwab Funds® direct investors:  1-800-407-0256

© 2013 Schwab Funds. All rights reserved.

Schwab Funds® offers you an extensive family of mutual funds, each one based on a clearly defined investment approach and using disciplined management strategies. The list at right shows all currently available Schwab Funds.

Whether you are an experienced investor or just starting out, Schwab Funds can help you achieve your financial goals. An investor should consider a fund’s investment objectives, risks, charges and expenses carefully before investing or sending money. This and other important information can be found in the fund’s prospectus. Please call 1-800-435-4000 for a prospectus and brochure for any Schwab Fund. Please read the prospectus carefully before you invest. This report must be preceded or accompanied by a current prospectus.

Proxy Voting Policies, Procedures and Results

A description of the proxy voting policies and procedures used to determine how to vote proxies on behalf of the funds is available without charge, upon request, by visiting the Schwab Funds’ website at www.schwabfunds.com/prospectus, the SEC’s website at http://www.sec.gov, or by contacting Schwab Funds at 1-800-435-4000.

Information regarding how a fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available, without charge, by visiting the fund’s website at www.schwabfunds.com/prospectus or the SEC’s website at http://www.sec.gov.

The Schwab Funds Family®

Stock Funds
Schwab Core Equity Fundtm
Schwab Dividend Equity Fundtm
Schwab Large-Cap Growth Fundtm
Schwab Small-Cap Equity Fundtm
Schwab Hedged Equity Fundtm
Schwab Financial Services Fundtm
Schwab Health Care Fundtm
Schwab® International Core Equity Fund
Schwab Fundamental US Large Company Index Fund
Schwab Fundamental US Small Company Index Fund
Schwab Fundamental International Large Company Index Fund
Schwab Fundamental International Small Company Index Fund
Schwab Fundamental Emerging Markets Large Company Index Fund
Schwab Global Real Estate Fundtm
Schwab® S&P 500 Index Fund
Schwab 1000 Index® Fund
Schwab Small-Cap Index Fund®
Schwab Total Stock Market Index Fund®
Schwab International Index Fund®

Asset Allocation Funds
Schwab Balanced Fundtm
Schwab MarketTrack All Equity Portfoliotm
Schwab MarketTrack Growth Portfoliotm
Schwab MarketTrack Balanced Portfoliotm
Schwab MarketTrack Conservative Portfoliotm
Schwab Target 2010 Fund
Schwab Target 2015 Fund
Schwab Target 2020 Fund
Schwab Target 2025 Fund
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Schwab Money Funds
Schwab offers an array of money market funds1. Choose from taxable or tax-advantaged alternatives. Many can be linked to your eligible Schwab account to “sweep” cash balances automatically, subject to availability, when you’re between investments. Or, for your larger cash reserves, choose one of our Value Advantage Investments®.

[1]	Investments in money market funds are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency and, although they seek to preserve the value of your investment at $1 per share, it is possible to lose money.

Investment Adviser
Charles Schwab Investment Management, Inc.
211 Main Street, San Francisco, CA 94105

Funds
Schwab Funds®
P.O. Box 3812, Englewood, CO 80155–3812

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
© 2014 Charles Schwab & Co., Inc. All rights reserved.
Member SIPC®
Printed on recycled paper.
MFR45803-05
00110587

Item 2: Code of Ethics.
(a)	Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other persons who perform a similar function, regardless of whether these individuals are employed by Registrant or a third party.

(c)	During the period covered by the report, no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(f)(1)	Registrant has filed this code of ethics as an exhibit pursuant to Item 12(a)(1) of Form N-CSR.
Item 3: Audit Committee Financial Expert.
Registrant’s Board of Trustees has determined that Mariann Byerwalter, William Hasler and Kiran Patel, each currently serving on its audit committee, are each an “audit committee financial expert,” as such term is defined in Item 3 of Form N-CSR. Each member of Registrant’s audit committee is “independent” under the standards set forth in Item 3 of Form N-CSR.
The designation of each of Ms. Byerwalter, Mr. Hasler and Mr. Patel as an “audit committee financial expert” pursuant to Item 3 of Form N-CSR does not (i) impose upon such individual any duties, obligations, or liability that are greater than the duties, obligations and liability imposed upon such individual as a member of Registrant’s audit committee or Board of Trustees in the absence of such designation; and (ii) affect the duties, obligations or liability of any other member of Registrant’s audit committee or Board of Trustees.
Item 4: Principal Accountant Fees and Services.
Registrant is composed of thirty-seven series. Three series have a fiscal year-end of December 31, whose annual financial statements are reported in Item 1, and thirty-four series have a fiscal year-end of October 31. Principal accountant fees disclosed in Items 4(a)-(d) and 4(g) include fees billed for services rendered to each of the thirty-seven series, based on their respective 2013 and 2012 fiscal years, as applicable.
(a) Below are the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.
Audit Fees
2013: $1,256,737                               2012: $1,206,472

(b) Below are the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of Registrant’s financial statements and are not reported under paragraph (a) above.
Audit-Related Fees
For services rendered to Registrant:
2013: $88,042                               2012: $85,159
Nature of these services: tax provision review and procedures performed related to Registrant’s service provider conversion.
     In each of the last two fiscal years there were no “Audit-Related Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(c) Below are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Tax Fees
For services rendered to Registrant:
2013: $98,495                               2012: $93,457
Nature of these services: preparation and review of tax returns.
     In each of the last two fiscal years there were no “Tax Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.
(d) Below are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above.
All Other Fees
For services rendered to Registrant:
2013: $12,171                               2012: $17,500
Nature of these services: review of the methodology of allocation of Charles Schwab & Co., Inc. (“Schwab”) expenses for purposes of
                                        Section 15(c) of the Investment Company Act of 1940.
     In each of the last two fiscal years there were no “All Other Fees” required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)	(1)	Registrant’s audit committee does not have pre-approval policies and procedures as described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

	(2)	There were no services described in each of paragraphs (b) through (d) above (including services required to be approved by Registrant’s audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved by Registrant’s audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.
(f) Not applicable.
(g) Below are the aggregate non-audit fees billed in each of the last two fiscal years by Registrant’s principal accountant for services rendered to Registrant, to Registrant’s investment adviser, and to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant.
2013: $198,708                               2012: $196,116
Although not required to be included in the amounts disclosed under this paragraph (g) or any other paragraph of this Item 4, below are the aggregate fees billed in each of the last two fiscal years by Registrant’s principal accountant for tax compliance services rendered to U.S. Trust, an entity under common control with Registrant’s investment adviser that does not provide services to Registrant.
(h)	During the past fiscal year, all non-audit services provided by Registrant’s principal accountant to either Registrant’s investment adviser or to any entity controlling, controlled by, or under common control with Registrant’s investment adviser that provides ongoing services to Registrant were pre-approved. Included in the audit committee’s pre-approval was the review and consideration as to whether the provision of these non-audit services is compatible with maintaining the principal accountant’s independence.
Item 5: Audit Committee of Listed Registrants.
Not applicable.
Item 6: Schedule of Investments.
Not applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8: Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.
Item 9: Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10: Submission of Matters to a Vote of Security Holders.
Not applicable.
Item 11: Controls and Procedures.
(a)	Based on their evaluation of Registrant’s disclosure controls and procedures, as of a date within 90 days of the filing date, Registrant’s Chief Executive Officer, Marie Chandoha and Registrant’s Principal Financial Officer, George Pereira, have concluded that Registrant’s disclosure controls and procedures are: (i) reasonably designed to ensure that information required to be disclosed in this report is appropriately communicated to Registrant’s officers to allow timely decisions regarding disclosures required in this report; (ii) reasonably designed to ensure that information required to be disclosed in this report is recorded, processed, summarized and reported in a timely manner; and (iii) are effective in achieving the goals described in (i) and (ii) above.

(b)	During the second fiscal quarter of the period covered by this report, there have been no changes in Registrant’s internal control over financial reporting that the above officers believe to have materially affected, or to be reasonably likely to materially affect, Registrant’s internal control over financial reporting.
Item 12: Exhibits.
(a)	(1)	Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

	(2)	Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

	(3)	Not applicable.

(b)	A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. This certification is being furnished to the Securities and Exchange Commission solely pursuant to 18 U.S.C. section 1350 and is not being filed as part of the Form N-CSR with the Commission.
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
(Registrant) Schwab Capital Trust

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	February 12, 2014
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Marie Chandoha Marie Chandoha
Chief Executive Officer

Date:	February 12, 2014

By:	/s/ George Pereira George Pereira
Principal Financial Officer

Date:	February 12, 2014